                                                                   EX-99.906CERT

                            SECTION 906 CERTIFICATION


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Nations Master Investment Trust (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


         Date: December 9, 2003

                                               /s/ Edward D. Bedard
                                               ------------------------
                                               Edward D. Bedard
                                               President and Chief Executive
                                                 Officer
                                               Nations Master Investment Trust

                                                                   EX-99.906CERT

                            SECTION 906 CERTIFICATION


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Nations Master Investment Trust (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


         Date: December 9, 2003

                                                 /s/ Gerald Murphy
                                                 ------------------------
                                                 Gerald Murphy
                                                 Chief Financial Officer
                                                   and Treasurer
                                                 Nations Master Investment Trust